SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES AND SUMMARY PROSPECTUSES

DWS Strategic Income VIP (Effective on or about September 22, 2011: DWS Unconstrained Income VIP)

Effective on or about September 22, 2011, DWS Strategic Income VIP will change its name to DWS Unconstrained Income VIP.

Effective on or about September 22, 2011, the following sections of the prospectus and summary prospectus are supplemented as follows:

The following information replaces the last sentence of the first paragraph of the fund’s summary prospectus:

The prospectus and Statement of Additional Information, both dated May 1, 2011, supplemented July 19, 2011, and as may be further supplemented from time to time, are incorporated by reference into this Summary Prospectus.

The following information replaces the existing disclosure contained in the “INVESTMENT OBJECTIVE” section of the fund’s prospectuses and summary prospectuses:

The fund seeks a high total return.

The following information replaces the similar existing disclosure contained in the “Main investments” and “Management process” sub–sections of the “PRINCIPAL INVESTMENT STRATEGY” section of the fund’s summary prospectus:

Main investments. Under normal circumstances, the fund invests mainly in fixed income securities issued by both US and foreign corporations and governments. The credit quality of the fund’s investments may vary; the fund may invest up to 100% of total assets in either investment–grade fixed income securities or in junk bonds, which are those below the fourth highest credit rating category (that is, grade BB/Ba and below). The fund may also invest in emerging markets securities, mortgage and asset–backed securities and dividend–paying common stocks.

Management process. In deciding which types of securities to buy and sell, portfolio management typically weighs a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the fixed income securities market. In choosing individual fixed income securities, portfolio management considers how they are structured and uses independent analysis of issuers’ creditworthiness.

Portfolio management will not be constrained in the management of the fund relative to an index and may shift the allocations of the fund’s holdings, favoring different types of securities at different times, while still maintaining variety in terms of the companies and industries represented in the fund’s holdings. Total return is a combination of capital appreciation and current income.

The following information replaces the similar existing disclosure contained in the “Main investments” and “Management process” sub–sections of the “PRINCIPAL INVESTMENT STRATEGY” section of the “FUND DETAILS” section of the fund’s prospectuses:

Main investments. Under normal circumstances, the fund invests mainly in fixed income securities issued by both US and foreign corporations and governments. The credit quality of the fund’s investments may vary; the fund may invest up to 100% of total assets in either investment-grade fixed income securities or in junk bonds, which are those below the fourth highest credit rating category (that is, grade BB/Ba and below). The fund may also invest in emerging markets securities, mortgage and asset–backed securities and dividend–paying common stocks.

Because the fund may invest in fixed income securities of varying maturities, the fund’s dollar-weighted average effective portfolio maturity will vary. As of December 31, 2010, the fund had a dollar-weighted average effective portfolio maturity of 7.28 years. In determining the fund’s dollar weighted average effective portfolio maturity, portfolio management uses a security’s stated maturity or, if applicable, an earlier date on which portfolio management believes it is probable that a maturity-shortening device (such as a call, put, pre-refunding, or prepayment provision) will cause the security to be repaid earlier than the stated maturity date. Portfolio management will manage duration depending on its forecast for interest rates.

July 19, 2011
PROSTKR-99

Management process. In deciding which types of securities to buy and sell, portfolio management typically weighs a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the bond market. In choosing individual bonds, portfolio management considers how they are structured and uses independent analysis of issuers’ creditworthiness.

Portfolio management will not be constrained in the management of the fund relative to an index and may shift the allocations of the fund’s holdings, favoring different types of securities at different times, while still maintaining variety in terms of the companies and industries represented in the fund’s holdings. Total return is a combination of capital appreciation and current income.

The following person is added to the portfolio management team of the Investment Advisor as reflected in the “Portfolio Manager(s)” sub–heading of the ”MANAGEMENT” section of the fund’s summary prospectus.

Philip G. Condon, Managing Director. Portfolio Manager of the fund. Joined the fund in 2011.

The following person is added to the portfolio management team, as reflected under the ”MANAGEMENT” sub–heading of the “FUND DETAILS” section of the fund’s prospectus.

Philip G. Condon, Managing Director. Portfolio Manager of the fund. Joined the fund in 2011.

•	Head of US Retail Fixed Income Funds.

•	Joined Deutsche Asset Management in 1983.

•	Over 34 years of investment industry experience.

•	BA and MBA, University of Massachusetts at Amherst.

Please Retain This Supplement for Future Reference

July 19, 2011
PROSTKR-99